American Century Investment Trust Statement of Additional Information Supplement
Supplement dated June 25, 2015 ■ Statement of Additional Information dated July 28, 2014

The following language is added as the second paragraph of the Core Plus, Diversified Bond, NT Diversified Bond, and Short Duration subsection on page 4 of the statement of additional information:
To gain exposure to certain segments of the fixed income market, Core Plus may invest in other American Century funds (affiliated funds).

The following language replaces the second paragraph of the Other Investment Companies subsection on page 24 of the statement of additional information:
In reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the Investment Company Act, Core Plus, Short Duration Strategic Income and Strategic Income may invest in affiliated investment companies (other American Century mutual funds) and unaffiliated investment companies in excess of the limitations described above.

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